Exhibit 99.1
Opendoor Announces First Quarter of 2023 Financial Results
SAN FRANCISCO, California - May 4, 2023 - Opendoor Technologies Inc. (Nasdaq: OPEN), a leading e-commerce platform for residential real estate transactions, today reported financial results for its quarter ended March 31, 2023. Opendoor’s first quarter of 2023 financial results and management commentary can be accessed through the Company’s shareholder letter on the “Quarterly Reports” page of Opendoor’s investor relations website at https://investor.opendoor.com.
“At Opendoor, our vision is to build the most trusted e-commerce platform for residential real estate. We have dedicated the last nine years to delivering on this vision and we stand alone in giving customers the ability to move with simplicity and certainty,” said Carrie Wheeler, CEO of Opendoor.
Wheeler continued, “Our Q1 results demonstrate our progress in navigating the housing market transition against an uncertain macro backdrop. We exceeded our sell-through expectations for our longest-held homes and continued to build a new book of inventory with strong margin performance. We also took further actions to right-size our cost structure. As we look ahead, we are focused on attracting more sellers, including via the expansion of our partnership channels and product diversification, and driving operational excellence to improve our long-term profitability.”
First Quarter 2023 Key Highlights
•Revenue of $3.1 billion, down (39)% versus 1Q22; with 8,274 total homes sold, down (35)% versus 1Q22
•Gross profit of $170 million, which reflects an inventory valuation adjustment on homes remaining in inventory at quarter end of $23 million; Gross Margin of 5.4%, versus 10.4% in 1Q22
•Net (loss) income of $(101) million, versus $28 million in 1Q22
•Adjusted Net (Loss) income of $(409) million, versus $99 million in 1Q22
•Contribution (Loss) Profit of $(241) million, versus $332 million in 1Q22; Contribution Margin of (7.7)%, versus 6.4% in 1Q22
•Adjusted EBITDA of $(341) million, versus $176 million in 1Q22; Adjusted EBITDA Margin of (10.9)%, versus 3.4% in 1Q22
•Inventory balance of $2.1 billion, representing 6,261 homes, down (55)% versus 1Q22
•Purchased 1,747 homes, down (81)% versus 1Q22
•Ended the quarter with 1,137 homes under contract for purchase, down (86)% versus 1Q22
2023 Financial Outlook
•2Q23 revenue guidance of $1.75 billion to $1.85 billion
•2Q23 Adjusted EBITDA1 guidance of $(180) million to $(200) million
1 Opendoor has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) within this press release because the Company is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to, inventory valuation adjustment and equity securities fair value adjustment. These items, which could materially affect the computation of forward-looking GAAP net income (loss), are inherently uncertain and depend on various factors, some of which are outside of the Company’s control. For more information regarding the non-GAAP financial measures discussed in this press release, please see “Use of Non-GAAP Financial Measures” following the financial tables below.

Conference Call and Webcast Details
Opendoor will host a conference call to discuss its financial results on May 4, 2023, at 2:00 p.m. Pacific Time. A live webcast of the call can be accessed from Opendoor’s Investor Relations website at https://investor.opendoor.com. An archived version of the webcast will be available from the same website after the call.
About Opendoor
Opendoor’s mission is to power life’s progress, one move at a time. Since 2014, Opendoor has provided people across the U.S. with a simple way to buy and sell a home. Opendoor currently operates in a growing number of markets nationwide.

For more information, please visit www.opendoor.com
Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking, including statements regarding the health of our financial condition; anticipated future results of operations and financial performance; priorities of the Company to achieve future goals; the Company’s ability to continue to effectively navigate the markets in which it operates; anticipated future and ongoing impacts of our acquisitions and other business decisions; health of our balance sheet to weather ongoing market transitions; the Company’s ability to adopt an effective approach to manage economic and industry risk, as well as inventory health; business strategy and plans, including any plans to expand into additional markets, market opportunity and expansion and objectives of management for future operations, including our statements regarding the benefits and timing of the roll out of new markets, products or technology; and the expected diversification of funding sources. These forward-looking statements generally are identified by the words “anticipate”, “believe”, “contemplate”, “continue”, “could”, “estimate”, “expect”, “forecast”, “future”, “guidance”, “intend”, “may”, “might”, “opportunity”, “outlook”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “strategy”, “strive”, “target”, “vision”, “will”, or “would”, any negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. The factors that could cause or contribute to actual future events to differ materially from the forward-looking statements in this press release include but are not limited to: the current and future health and stability of the economy, financial conditions and residential housing market, including any extended downturn or slowdown; changes in general economic and financial conditions (including federal monetary policy, interest rates, inflation, actual or anticipated recession, home price fluctuations, and housing inventory) that may reduce demand for our products and services, lower our profitability or reduce our access to future financings; actual or anticipated fluctuations in our financial condition and results of operations; changes in projected operational and financial results; investment of resources to pursue strategies and develop new products and services that may not prove effective or that are not attractive to customers and/or partners or that do not allow us to compete successfully; any future impact of the ongoing COVID-19 pandemic (including future variants) or other public health crises on our ability to operate, demand for our products or services, or general economic conditions; addition or loss of a significant number of customers; acquisitions, strategic partnerships, joint ventures, capital-raising activities or other corporate transactions or commitments by us or our competitors; actual or anticipated changes in technology, products, markets or services by us or our competitors; ability to protect our brand and intellectual property; ability to obtain or maintain licenses and permits to support our current and future business operations; ability to operate and grow our core business products, including the ability to obtain sufficient financing and resell purchased homes; our ability to grow market share in our existing markets or any new markets we may enter; our ability to manage our growth effectively; our ability to access sources of capital, including debt financing and securitization funding to finance our real estate inventories and other sources of capital to finance operations and growth; our ability to maintain and enhance our products and brand, and to attract customers; our ability to manage, develop and refine our technology platform, including our automated pricing and valuation technology; our success in retaining or recruiting, or changes required in, our officers, key employees and/or directors; the impact of the regulatory environment within our industry and complexities with compliance related to such environment; the impact of natural disasters and other catastrophic events; changes in laws or government regulation affecting our business; and the impact of pending or future litigation or regulatory actions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2023, as updated by our periodic reports and other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations.
Contact Information

Investors:
Elise Wang
Opendoor
investors@opendoor.com

Media:
Sheila Tran / Charles Stewart
Opendoor
press@opendoor.com

OPENDOOR TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except share amounts which are presented in thousands, and per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2023	2022
REVENUE	$3,120	$5,151
COST OF REVENUE	2,950	4,616
GROSS PROFIT	170	535
OPERATING EXPENSES:
Sales, marketing and operations	188	276
General and administrative	66	101
Technology and development	40	40
Total operating expenses	294	417
(LOSS) INCOME FROM OPERATIONS	(124)	118
GAIN ON EXTINGUISHMENT OF DEBT	78	—
INTEREST EXPENSE	(74)	(68)
OTHER INCOME (LOSS) – Net	19	(22)
(LOSS) INCOME BEFORE INCOME TAXES	(101)	28
INCOME TAX EXPENSE	—	—
NET (LOSS) INCOME	$(101)	$28
Net (loss) income per share attributable to common shareholders:
Basic	$(0.16)	$0.05
Diluted	$(0.16)	$0.04
Weighted-average shares outstanding:
Basic	641,916	619,137
Diluted	641,916	640,785

OPENDOOR TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except share data)
(Unaudited)

	March 31, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,143	$1,137
Restricted cash	1,515	654
Marketable securities	108	144
Escrow receivable	42	30
Real estate inventory, net	2,118	4,460
Other current assets ($0 and $1 carried at fair value)	46	41
Total current assets	4,972	6,466
PROPERTY AND EQUIPMENT – Net	59	58
RIGHT OF USE ASSETS	39	41
GOODWILL	4	4
INTANGIBLES – Net	11	12
OTHER ASSETS	27	27
TOTAL ASSETS	$5,112	$6,608
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued liabilities	$77	$110
Non-recourse asset-backed debt - current portion	355	1,376
Interest payable	4	12
Lease liabilities - current portion	7	7
Total current liabilities	443	1,505
NON-RECOURSE ASSET-BACKED DEBT – Net of current portion	2,824	3,020
CONVERTIBLE SENIOR NOTES	774	959
LEASE LIABILITIES – Net of current portion	35	38
Total liabilities	4,076	5,522
SHAREHOLDERS’ EQUITY:
Common stock, $0.0001 par value; 3,000,000,000 shares authorized; 647,607,920 and 637,387,025 shares issued, respectively; 647,607,920 and 637,387,025 shares outstanding, respectively	—	—
Additional paid-in capital	4,198	4,148
Accumulated deficit	(3,159)	(3,058)
Accumulated other comprehensive loss	(3)	(4)
Total shareholders’ equity	1,036	1,086
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,112	$6,608

OPENDOOR TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(101)	$28
Adjustments to reconcile net (loss) income to cash, cash equivalents, and restricted cash provided by operating activities:
Depreciation and amortization	22	18
Amortization of right of use asset	2	2
Stock-based compensation	42	67
Inventory valuation adjustment	23	8
Change in fair value of equity securities	(1)	22
Net fair value adjustments and loss on sale of mortgage loans held for sale	—	(1)
Origination of mortgage loans held for sale	—	(46)
Proceeds from sale and principal collections of mortgage loans held for sale	1	43
(Gain) loss on extinguishment of debt	(78)	—
Changes in operating assets and liabilities:
Escrow receivable	(12)	26
Real estate inventory	2,306	1,416
Other assets	(10)	(28)
Accounts payable and other accrued liabilities	(22)	2
Interest payable	(8)	(5)
Lease liabilities	(2)	(2)
Net cash provided by operating activities	2,162	1,550
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(8)	(10)
Purchase of marketable securities	—	(28)
Proceeds from sales, maturities, redemptions and paydowns of marketable securities	38	22
Purchase of non-marketable equity securities	—	(25)
Capital returns of non-marketable equity securities	—	3
Net cash provided by (used in) investing activities	30	(38)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of convertible senior notes	(101)	—
Proceeds from exercise of stock options	1	2
Proceeds from issuance of common stock for ESPP	1	—
Proceeds from non-recourse asset-backed debt	224	2,292
Principal payments on non-recourse asset-backed debt	(1,446)	(3,622)
Proceeds from other secured borrowings	—	45
Principal payments on other secured borrowings	—	(41)
Payment of loan origination fees and debt issuance costs	—	(10)
Payment for early extinguishment of debt	(4)	—
Net cash used in financing activities	(1,325)	(1,334)
NET INCREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	867	178
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – Beginning of period	1,791	2,578
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – End of period	$2,658	$2,756
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION – Cash paid during the period for interest	$74	$68
DISCLOSURES OF NONCASH ACTIVITIES:
Stock-based compensation expense capitalized for internally developed software	$6	$4
RECONCILIATION TO CONDENSED CONSOLIDATED BALANCE SHEETS:
Cash and cash equivalents	$1,143	$2,312
Restricted cash	1,515	444
Cash, cash equivalents, and restricted cash	$2,658	$2,756

Use of Non-GAAP Financial Measures
To provide investors with additional information regarding the Company’s financial results, this press release includes references to certain non-GAAP financial measures that are used by management. The Company believes these non-GAAP financial measures including Adjusted Gross (Loss) Profit, Contribution (Loss) Profit, Adjusted Net (Loss) Income, Adjusted EBITDA, and any such non-GAAP financial measures expressed as a Margin, are useful to investors as supplemental operational measurements to evaluate the Company’s financial performance.
The non-GAAP financial measures should not be considered in isolation or as a substitute for the Company’s reported GAAP results because they may include or exclude certain items as compared to similar GAAP-based measures, and such measures may not be comparable to similarly-titled measures reported by other companies. Management uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s recurring operating results.
Adjusted Gross (Loss) Profit and Contribution (Loss) Profit
To provide investors with additional information regarding our margins and return on inventory acquired, we have included Adjusted Gross (Loss) Profit and Contribution (Loss) Profit, which are non-GAAP financial measures. We believe that Adjusted Gross (Loss) Profit and Contribution (Loss) Profit are useful financial measures for investors as they are supplemental measures used by management in evaluating unit level economics and our operating performance. Each of these measures is intended to present the economics related to homes sold during a given period. We do so by including revenue generated from homes sold (and adjacent services) in the period and only the expenses that are directly attributable to such home sales, even if such expenses were recognized in prior periods, and excluding expenses related to homes that remain in inventory as of the end of the period. Contribution (Loss) Profit provides investors a measure to assess Opendoor’s ability to generate returns on homes sold during a reporting period after considering home purchase costs, renovation and repair costs, holding costs and selling costs.
Adjusted Gross (Loss) Profit and Contribution (Loss) Profit are supplemental measures of our operating performance and have limitations as analytical tools. For example, these measures include costs that were recorded in prior periods under GAAP and exclude, in connection with homes held in inventory at the end of the period, costs required to be recorded under GAAP in the same period. Accordingly, these measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We include a reconciliation of these measures to the most directly comparable GAAP financial measure, which is gross (loss) profit.
Adjusted Gross (Loss) Profit / Margin
We calculate Adjusted Gross (Loss) Profit as gross (loss) profit under GAAP adjusted for (1) inventory valuation adjustment in the current period, and (2) inventory valuation adjustment in prior periods. Inventory valuation adjustment in the current period is calculated by adding back the inventory valuation adjustments recorded during the period on homes that remain in inventory at period end. Inventory valuation adjustment in prior periods is calculated by subtracting the inventory valuation adjustments recorded in prior periods on homes sold in the current period. We define Adjusted Gross Margin as Adjusted Gross (Loss) Profit as a percentage of revenue.
We view this metric as an important measure of business performance as it captures gross margin performance isolated to homes sold in a given period and provides comparability across reporting periods. Adjusted Gross (Loss) Profit helps management assess home pricing, service fees and renovation performance for a specific resale cohort.
Contribution (Loss) Profit / Margin
We calculate Contribution (Loss) Profit as Adjusted Gross (Loss) Profit, minus certain costs incurred on homes sold during the current period including: (1) holding costs incurred in the current period, (2) holding costs incurred in prior periods, and (3) direct selling costs. The composition of our holding costs is described in the footnotes to the reconciliation table below. Contribution Margin is Contribution (Loss) Profit as a percentage of revenue.
We view this metric as an important measure of business performance as it captures the unit level performance isolated to homes sold in a given period and provides comparability across reporting periods. Contribution (Loss) Profit helps management assess inflows and outflows directly associated with a specific resale cohort.

OPENDOOR TECHNOLOGIES INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In millions, except percentages, and homes sold)
(Unaudited)

The following table presents a reconciliation of our Adjusted Gross (Loss) Profit and Contribution (Loss) Profit to our gross (loss) profit, which is the most directly comparable GAAP measure, for the periods indicated:

	Three Months Ended March 31,
(in millions, except percentages and homes sold, or as noted)	2023	2022
Gross profit (GAAP)	$170	$535
Gross Margin	5.4%	10.4%
Adjustments:
Inventory valuation adjustment – Current Period(1)(2)	23	8
Inventory valuation adjustment – Prior Periods(1)(3)	(295)	(31)
Adjusted Gross (Loss) Profit	$(102)	$512
Adjusted Gross Margin	(3.3)%	9.9%
Adjustments:
Direct selling costs(4)	(85)	(136)
Holding costs on sales – Current Period(5)(6)	(13)	(16)
Holding costs on sales – Prior Periods(5)(7)	(41)	(28)
Contribution (Loss) Profit	$(241)	$332
Homes sold in period	8,274	12,669
Contribution (Loss) Profit per Home Sold (in thousands)	$(29)	$26
Contribution Margin	(7.7)%	6.4%
________________
(1)Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value.
(2)Inventory valuation adjustment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end.
(3)Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented.
(4)Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow-related fees and transfer taxes.
(5)Holding costs include mainly property taxes, insurance, utilities, homeowners association dues, cleaning and maintenance costs. Holding costs are included in Sales, marketing, and operations on the Condensed Consolidated Statements of Operations.
(6)Represents holding costs incurred in the period presented on homes sold in the period presented.
(7)Represents holding costs incurred in prior periods on homes sold in the period presented.
Adjusted Net (Loss) Income and Adjusted EBITDA
We also present Adjusted Net (Loss) Income and Adjusted EBITDA, which are non-GAAP financial measures that management uses to assess our underlying financial performance. These measures are also commonly used by investors and analysts to compare the underlying performance of companies in our industry. We believe these measures provide investors with meaningful period over period comparisons of our underlying performance, adjusted for certain charges that are non-recurring, non-cash, not directly related to our revenue-generating operations, not aligned to related revenue, or not reflective of ongoing operating results that vary in frequency and amount.

Adjusted Net (Loss) Income and Adjusted EBITDA are supplemental measures of our operating performance and have important limitations. For example, these measures exclude the impact of certain costs required to be recorded under GAAP. These measures also include inventory valuation adjustments that were recorded in prior periods under GAAP and exclude, in connection with homes held in inventory at the end of the period, inventory valuation adjustments required to be recorded under GAAP in the same period. These measures could differ substantially from similarly titled measures presented by other companies in our industry or companies in other industries. Accordingly, these measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We include a reconciliation of these measures to the most directly comparable GAAP financial measure, which is net (loss) income.
Adjusted Net (Loss) Income
We calculate Adjusted Net (Loss) Income as GAAP net (loss) income adjusted to exclude non-cash expenses of stock-based compensation, equity securities fair value adjustment, and intangibles amortization expense. It excludes expenses that are not directly related to our revenue-generating operations such as legal contingency accruals. It excludes (gain) loss on extinguishment of debt as these expenses were incurred as a result of decisions made by management to repay portions of our outstanding credit facilities early; these expenses are not reflective of ongoing operating results and vary in frequency and amount. Adjusted Net (Loss) Income also aligns the timing of inventory valuation adjustments recorded under GAAP to the period in which the related revenue is recorded in order to improve the comparability of this measure to our non-GAAP financial measures of unit economics, as described above. Our calculation of Adjusted Net (Loss) Income does not currently include the tax effects of the non-GAAP adjustments because our taxes and such tax effects have not been material to date.
Adjusted EBITDA
We calculated Adjusted EBITDA as Adjusted Net (Loss) Income adjusted for depreciation and amortization, property financing and other interest expense, interest income, and income tax expense. Adjusted EBITDA is a supplemental performance measure that our management uses to assess our operating performance and the operating leverage in our business.
The following table presents a reconciliation of our Adjusted Net (Loss) Income and Adjusted EBITDA to our net (loss) income, which is the most directly comparable GAAP measure, for the periods indicated:

	Three Months Ended March 31,
(in millions, except percentages)	2023	2022
Net (loss) income (GAAP)	$(101)	$28
Adjustments:
Stock-based compensation	42	67
Equity securities fair value adjustment(1)	(1)	22
Intangibles amortization expense(2)	2	2
Inventory valuation adjustment – Current Period(3)(4)	23	8
Inventory valuation adjustment — Prior Periods(3)(5)	(295)	(31)
(Gain) loss on extinguishment of debt	(78)	—
Legal contingency accrual and related expenses	—	3
Other(6)	(1)	—
Adjusted Net Loss	$(409)	$99
Adjustments:
Depreciation and amortization, excluding amortization of intangibles and right of use assets	12	9
Property financing(7)	60	58
Other interest expense(8)	14	10
Interest income(9)	(18)	—
Adjusted EBITDA	$(341)	$176
Adjusted EBITDA Margin	(10.9)%	3.4%
________________
(1)Represents the gains and losses on certain financial instruments, which are marked to fair value at the end of each period.

(2)Represents amortization of acquisition-related intangible assets. The acquired intangible assets have useful lives ranging from 1 to 5 years and amortization is expected until the intangible assets are fully amortized.
(3)Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value.
(4)Inventory valuation adjustment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end.
(5)Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented.
(6)Includes primarily sublease income and income from equity method investments.
(7)Includes interest expense on our non-recourse asset-backed debt facilities.
(8)Includes amortization of debt issuance costs and loan origination fees, commitment fees, unused fees, other interest related costs on our asset-backed debt facilities, interest expense related to the 2026 convertible senior notes outstanding, and interest expense on other secured borrowings.
(9)Consists mainly of interest earned on cash, cash equivalents, restricted cash and marketable securities.